Exhibit 99.7

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance  35,787,000   Delay                  24
Coupon               at pricing   Dated           10/1/2002
Settle                11/7/2002   First Payment  11/25/2002
100% PPC (All-in), To Maturity

-----------------------------
Severity                 60%
Lag                12 months
-----------------------------

Static Libor                                                          CDR
                         8             10             12              13            13.3           13.5           14
Price                  Yield          Yield          Yield           Yield          Yield         Yield          Yield
100                    4.797          4.815          4.879           4.899          4.417         4.038          2.948

WAL                    6.76           7.99           9.92            11.79          12.04         12.22          12.72
Mod Durn               5.64           6.48           7.69            8.71           8.85          8.93            9.16
Mod Convexity          0.38           0.51           0.73            0.98           1.01          1.03            1.09
Payment Window     Nov02 - Jun10   Nov02 - Apr12  Nov02 - Dec15  Nov02 - Jun32  Nov02 - Jun32  Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown           -               -              -          309,783        3,251,595     5,226,414      10,167,209
Total Collat Loss   87,233,067     110,126,429     133,490,977   145,356,374     148,940,375   151,336,030     157,347,454


Class M-2 (A)

Approximate Balance  29,396,000   Delay                  24
Coupon               at pricing   Dated           10/1/2002
Settle                11/7/2002   First Payment  11/25/2002
100% PPC (All-in), To Maturity

-----------------------------
Severity                 60%
Lag                12 months
-----------------------------

Static Libor                                                          CDR
                      6                 7              8               10                10.2             10.5            11
Price               Yield             Yield          Yield            Yield             Yield            Yield          Yield
100                 5.196             5.203          5.229            5.339             5.033            4.348          2.944

WAL                  7.72             7.95            8.77            12.28             12.59            12.91          13.54
Mod Durn            6.201             6.354          6.867            8.784             8.924            9.052          9.298
Mod Convexity       0.467             0.491          0.578            0.998             1.038            1.074          1.148
Payment Window  Nov02 - Jun11     Nov02 - Oct11  Nov02 - Jan13    Nov02 - May25     Nov02 - Jun32    Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown        -                 -              -                -             1,781,502         4,839,990      9,909,142
Total Collat Loss  64,791,449      75,956,957     87,233,067       110,126,429       112,441,348       115,922,605    121,748,540

Class B (BBB)

Approximate Balance  19,171,000    Delay                  24
Coupon               at pricing    Dated           10/1/2002
Settle                11/7/2002    First Payment  11/25/2002
100% PPC (All-in), To Maturity

-----------------------------
Severity                 60%
Lag                12 months
-----------------------------

Static Libor                                                          CDR
                      4                 5              7                8                8.5              8.8             9
Price               Yield             Yield          Yield            Yield             Yield            Yield          Yield
100                 5.711             5.712          5.724            5.779             5.345             3.9           2.795

WAL                  9.47             9.51            9.91            11.84              13.9            14.57          15.04
Mod Durn            7.146             7.167           7.39            8.394             9.264            9.436          9.567
Mod Convexity       0.636             0.64           0.683            0.904             1.143            1.206          1.257
Payment Window  Nov02 - May13     Nov02 - May13  Nov02 - Nov13    Nov02 - Dec16     Nov02 - Jun32    Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown        -                 -              -                 -           1,863,937         5,865,589       8,253,661
Total Collat Loss 42,783,328      53,734,298      75,956,957        87,233,067       92,913,318        96,335,141      98,622,094


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets tnd institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance    35,787,000   Delay                     24
Coupon                 at pricing   Dated              10/1/2002
Settle                  11/7/2002   First Payment     11/25/2002
100% PPC (All-in), To Maturity

-------------------------------
Severity                   60%
Lag                  12 months
-------------------------------

Forward Libor                                          CDR
                         8              10             12               12.5           12.8               13             14
Price                  Yield           Yield          Yield            Yield           Yield            Yield          Yield
100                    4.797           4.818          4.888            4.915           4.933            4.605          2.145

WAL                    6.81            8.09           10.20            11.06           11.89            12.07          13.19
Mod Durn               5.67            6.54           7.85              8.34           8.76              8.86           9.38
Mod Convexity          0.39            0.52           0.77              0.87           0.99              1.01           1.15
Payment Window     Nov02 - Jul10   Nov02 - May12  Nov02 - May16    Nov02 - Feb18   Nov02 - Jun32    Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown           -               -              -                -             42,331        2,184,076       13,168,256
Total Collat Loss     87,362,137     110,289,372    133,688,490     139,614,405     143,184,871      145,571,443    157,580,265

Class M-2 (A)

Approximate Balance   29,396,000   Delay                  24
Coupon                at pricing   Dated           10/1/2002
Settle                 11/7/2002   First Payment  11/25/2002
100% PPC (All-in), To Maturity

-------------------------------
Severity                   60%
Lag                  12 months
-------------------------------

Forward Libor                                           CDR
                         6               7               8               10              10.2            10.5             11
Price                  Yield           Yield           Yield           Yield             Yield          Yield           Yield
100                    5.197           5.201           5.229            5.34             5.05           4.313           2.773

WAL                    7.73            7.91            8.78            12.31             12.69          13.03           13.71
Mod Durn               6.211           6.328           6.877           8.806             8.972          9.108           9.387
Mod Convexity          0.469           0.487           0.58            1.001             1.049          1.088           1.172
Payment Window     Nov02 - Jul11   Nov02 - Sep11   Nov02 - Dec12   Nov02 - Dec23     Nov02 - Jun32  Nov02 - Jun32   Nov02 - Jun32
Prcp Writedown           -               -               -               -              1,682,861    4,898,223       10,262,574
Total Collat Loss   64,887,314      76,069,343      87,362,137       110,289,372      112,607,717    116,094,124     121,928,679

Class B (BBB)

Approximate Balance  19,171,000   Delay                 24
Coupon               at pricing   Dated          10/1/2002
Settle                11/7/2002   First Payment 11/25/2002
100% PPC (All-in), To Maturity

-------------------------------
Severity                   60%
Lag                  12 months
-------------------------------

Forward Libor                                                            CDR
                          4               5                7              8             8.5              8.8               9
Price                   Yield           Yield            Yield          Yield          Yield            Yield            Yield
100                     5.712           5.71             5.718          5.776          5.559            4.08             2.95

WAL                      9.5            9.53              9.76          11.72          13.89            14.57            15.04
Mod Durn                7.158           7.18             7.308          8.334          9.279            9.464            9.616
Mod Convexity           0.638           0.643            0.667          0.889          1.146            1.212            1.268
Payment Window      Nov02 - May13   Nov02 - Jun13    Nov02 - Aug13  Nov02 - Sep16  Nov02 - Jun32    Nov02 - Jun32    Nov02 - Jun32
Prcp Writedown            -               -                 -             -          1,095,258        5,294,211         7,739,105
Total Collat Loss    42,846,630       53,813,803        76,069,343    87,362,137     93,050,792       96,477,679       98,768,015



Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-

Equity One 2002-5
Term

Class M-1 (AA)

Approximate Balance    35,787,000    Delay                        24
Coupon                 at pricing    Dated                 10/1/2002
Settle                  11/7/2002    First Payment        11/25/2002
100% PPC (All-in), To Maturity

----------------------------------
Severity                      60%
Lag                     12 months
----------------------------------

Forward Libor* 1.5                                                      CDR
                          8               10            12              12.6             12.8               13             14
Price                   Yield           Yield          Yield            Yield            Yield            Yield          Yield
100                     4.798           4.822          4.903            4.838            4.434            3.959          0.763

WAL                      6.90            8.25          10.65            12.03            12.23            12.45          13.90
Mod Durn                 5.74            6.65          8.11             8.85             8.95              9.05           9.71
Mod Convexity            0.40            0.54          0.82             1.01             1.03              1.06           1.25
Payment Window      Nov02 - Aug10   Nov02 - Aug12  Nov02 - Jan17    Nov02 - Jun32    Nov02 - Jun32    Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown            -               -              -             763,793        3,108,855         5,488,738      17,811,722
Total Collat Loss   87,454,669       110,406,188     133,830,090     140,952,449     143,336,530        145,725,630    157,747,172

Class M-2 (A)

Approximate Balance    29,396,000   Delay                        24
Coupon                 at pricing   Dated                 10/1/2002
Settle                  11/7/2002   First Payment        11/25/2002
100% PPC (All-in), To Maturity

----------------------------------
Severity                      60%
Lag                     12 months
----------------------------------

Forward Libor* 1.5                                                       CDR
                             6              7              8              9               10              10.5            11
Price                      Yield          Yield          Yield          Yield            Yield           Yield          Yield
100                        5.197          5.201          5.234          5.291            5.239           3.915          2.132

WAL                         7.74           7.97          8.91           10.39            12.66           13.27          14.02
Mod Durn                   6.219          6.369          6.953          7.814            8.966           9.213          9.556
Mod Convexity               0.47          0.493          0.594          0.764            1.047           1.118          1.222
Payment Window         Nov02 - Jul11  Nov02 - Oct11  Nov02 - Feb13  Nov02 - Oct15    Nov02 - Jun32   Nov02 - Jun32  Nov02 - Jun32
Prcp Writedown               -              -              -              -             687,876        6,296,995      11,952,188
Total Collat Loss       64,956,041     76,149,914     87,454,669      98,872,628      110,406,188     116,217,089    122,057,824

Class B (BBB)

Approximate Balance    19,171,000   Delay                        24
Coupon                 at pricing   Dated                 10/1/2002
Settle                  11/7/2002   First Payment        11/25/2002
100% PPC (All-in), To Maturity

----------------------------------
Severity                      60%
Lag                     12 months
----------------------------------

Forward Libor* 1.5                                                         CDR
                             4                5              7              8              8.3              8.5            9
Price                      Yield            Yield          Yield          Yield           Yield            Yield         Yield
100                        5.712             5.71          5.717          5.782           5.808            5.199         2.345

WAL                         9.51             9.55          9.82           11.95           13.15            14.13          15.3
Mod Durn                   7.166            7.188          7.343          8.447           9.004            9.351         9.777
Mod Convexity               0.64            0.644          0.674          0.916           1.058            1.169         1.318
Payment Window         Nov02 - Jun13    Nov02 - Jun13  Nov02 - Sep13  Nov02 - Jan17   Nov02 - Apr20    Nov02 - Jun32 Nov02 - Jun32
Prcp Writedown               -                -              -              -               -            2,235,254      8,635,573
Total Collat Loss       42,892,013        53,870,802     76,149,914    87,454,669      90,868,063       93,149,350     98,872,628

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institttional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-